The following resolutions were adopted by the board of directors of Riviera Holdings Corporation, effective December 30, 2005.

NOW, THEREFORE, BE IT:


RESOLVED, that the vesting of unvested portions of outstanding options previously awarded to certain Directors under the Company's 1996 Non-Employee Directors Stock Option Plan (the "Plan") from 2001 through 2003, to purchase approximately 21,600 shares of the Company's Common Stock at an average exercise price of $2.15, is hereby accelerated and the options which are the subject of the aforementioned option grants shall become fully vested effective December 30, 2005 ("Acceleration").

It is further:

RESOLVED, that as a condition of the Acceleration and in order to prevent unintended personal benefit, the Company's Directors who are affected by the Acceleration ("Affected Directors") shall each enter into an agreement with the Company which provides that the Affected Directors shall not exercise options subject to the Acceleration until such time that the options subject to the Acceleration would have otherwise become vested under the original vesting schedule set forth in the Plan.

As a result of the acceleration, the Company expects to take a non-cash charge of approximately $60,000 in the fourth quarter of 2005 based on the closing price of the Company's stock on December 29, 2005. Due to the minimal effect on net earnings, it is not anticipated that the charge will affect the earnings per share calculation for the quarter or the year.

                               RIVIERA HOLDINGS CORPORATION
                               OPTION RESTRICTION AGREEMENT

         This OPTION RESTRICTION AGREEMENT (the "Agreement") with respect to certain stock options granted under the 1996 Riviera Holdings Corporation Nonqualified Stock Option Plan for Non-Employee Directors (the "Plan") is entered into by Riviera Holdings Corporation, a Nevada corporation (the "Company"), and Paul Harvey (the "Holder").

         WHEREAS, pursuant to a Stock Option Agreements dated July 12, 2002 and May 12, 2003 (the "Option Agreements") and the Plan, the Company granted to the Holder options ("Options") to acquire shares of common stock of the Company at exercise prices of $2.3333 and $1.8666, per share, respectively (as adjusted for a subsequent stock split);

         WHEREAS, by action of the board of directors of the Company, the exercisability schedule for the Options has been accelerated to provide for 100% exercisability effective December 30, 2005, subject, however, to the parties' execution of this Agreement; and

         WHEREAS, as a material inducement and condition for the Company's acceleration of the exercisability schedule for the Options (the
"Acceleration"), the Holder has agreed to certain restrictions on the exercise of the Options, as provided herein.

         NOW, THEREFORE, it is agreed as follows:

         1. The Holder agrees not to exercise the Options prior to the earliest date or dates on which the Holder could have exercised such Options, pursuant to the Option Agreement, prior to giving effect to the Acceleration.

         2. This Agreement is effective as of December 30, 2005.

         3. The Holder represents and warrants that he has full power and authority to enter into this Agreement and to perform his obligations hereunder.

         4. This Agreement, the Option Agreement, the Plan, and the Acceleration constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior understandings and agreements of the Company and the Holder with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and the Holder. This Agreement is to be construed in accordance with, and governed by, the internal laws of the State of Nevada without regard to conflict of law principles. Nothing in this Agreement is intended to confer any rights or remedies on any persons other than the parties hereto. If any provision of this Agreement is determined to be illegal or unenforceable in whole or in part, such provision shall be enforced to the fullest extent, if any, allowed by law and the other provisions of this Agreement shall remain fully effective and enforceable.

         5. This Agreement is binding on, and enforceable against, the Company and the Holder and their respective successors and assigns (if any).

THE COMPANY:                                            THE HOLDER:

RIVIERA HOLDINGS CORPORATION, a
Nevada corporation


By:        /s/ Duane Krohn                                /s/Vincent Divito
           ---------------                               --------------------
Name:      Duane Krohn                                  Name:   Vincent DiVito
Title:     Treasurer

                               RIVIERA HOLDINGS CORPORATION
                               OPTION RESTRICTION AGREEMENT

         This OPTION RESTRICTION AGREEMENT (the "Agreement") with respect to certain stock options granted under the 1996 Riviera Holdings Corporation Nonqualified Stock Option Plan for Non-Employee Directors (the "Plan") is entered into by Riviera Holdings Corporation, a Nevada corporation (the "Company"), and Paul Harvey (the "Holder").

         WHEREAS, pursuant to a Stock Option Agreements dated May 18, 2001, May 10, 2002 and May 12, 2003 (the "Option Agreements") and the Plan, the Company granted to the Holder options ("Options") to acquire shares of common stock of the Company at exercise prices of $2.20, $2.5833 and $1.8666, per share, respectively (as adjusted for a subsequent stock split);

         WHEREAS, by action of the board of directors of the Company, the exercisability schedule for the Options has been accelerated to provide for 100% exercisability effective December 30, 2005, subject, however, to the parties' execution of this Agreement; and

         WHEREAS, as a material inducement and condition for the Company's acceleration of the exercisability schedule for the Options (the
"Acceleration"), the Holder has agreed to certain restrictions on the exercise of the Options, as provided herein.

         NOW, THEREFORE, it is agreed as follows:

         1. The Holder agrees not to exercise the Options prior to the earliest date or dates on which the Holder could have exercised such Options, pursuant to the Option Agreement, prior to giving effect to the Acceleration.

         2. This Agreement is effective as of December 30, 2005.

         3. The Holder represents and warrants that he has full power and authority to enter into this Agreement and to perform his obligations hereunder.

         4. This Agreement, the Option Agreement, the Plan, and the Acceleration constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior understandings and agreements of the Company and the Holder with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and the Holder. This Agreement is to be construed in accordance with, and governed by, the internal laws of the State of Nevada without regard to conflict of law principles. Nothing in this Agreement is intended to confer any rights or remedies on any persons other than the parties hereto. If any provision of this Agreement is determined to be illegal or unenforceable in whole or in part, such provision shall be enforced to the fullest extent, if any, allowed by law and the other provisions of this Agreement shall remain fully effective and enforceable.

         5. This Agreement is binding on, and enforceable against, the Company and the Holder and their respective successors and assigns (if any).

THE COMPANY:                                            THE HOLDER:

RIVIERA HOLDINGS CORPORATION, a
Nevada corporation


By:        /s/ Duane Krohn                                /s/ Paul Harvey
           ---------------                               ------------------
Name:      Duane Krohn                                  Name:   Paul Harvey
Title:     Treasurer

                               RIVIERA HOLDINGS CORPORATION
                               OPTION RESTRICTION AGREEMENT

         This OPTION RESTRICTION AGREEMENT (the "Agreement") with respect to certain stock options granted under the 1996 Riviera Holdings Corporation Nonqualified Stock Option Plan for Non-Employee Directors (the "Plan") is entered into by Riviera Holdings Corporation, a Nevada corporation (the "Company"), and Jeffrey A. Silver (the "Holder").

         WHEREAS, pursuant to a Stock Option Agreements dated February 26, 2001, May 10, 2001, May 10, 2002 and May 12, 2003 (the "Option Agreements") and the Plan, the Company granted to the Holder options ("Options") to acquire shares of common stock of the Company at exercise prices of $2.35, $2.1833, $2.5833 and $1.8666, per share, respectively (as adjusted for a subsequent stock split);

         WHEREAS, by action of the board of directors of the Company, the exercisability schedule for the Options has been accelerated to provide for 100% exercisability effective December 30, 2005, subject, however, to the parties' execution of this Agreement; and

         WHEREAS, as a material inducement and condition for the Company's acceleration of the exercisability schedule for the Options (the
"Acceleration"), the Holder has agreed to certain restrictions on the exercise of the Options, as provided herein.

         NOW, THEREFORE, it is agreed as follows:

         1. The Holder agrees not to exercise the Options prior to the earliest date or dates on which the Holder could have exercised such Options, pursuant to the Option Agreement, prior to giving effect to the Acceleration.

         2. This Agreement is effective as of December 30, 2005.

         3. The Holder represents and warrants that he has full power and authority to enter into this Agreement and to perform his obligations hereunder.

         4. This Agreement, the Option Agreement, the Plan, and the Acceleration constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior understandings and agreements of the Company and the Holder with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and the Holder. This Agreement is to be construed in accordance with, and governed by, the internal laws of the State of Nevada without regard to conflict of law principles. Nothing in this Agreement is intended to confer any rights or remedies on any persons other than the parties hereto. If any provision of this Agreement is determined to be illegal or unenforceable in whole or in part, such provision shall be enforced to the fullest extent, if any, allowed by law and the other provisions of this Agreement shall remain fully effective and enforceable.

         5. This Agreement is binding on, and enforceable against, the Company and the Holder and their respective successors and assigns (if any).

THE COMPANY:                                            THE HOLDER:

RIVIERA HOLDINGS CORPORATION, a
Nevada corporation


By:       /s/ Duane Krohn                                /s/ Jeffrey A. Silver
           -----------                                -------------------------
Name:      Duane Krohn                                Name: Jeffrey A. Silver
Title:     Treasurer